TCW/DW TOTAL RETURN TRUST      Two World Trade Center, New York, New York 10048
LETTER TO THE SHAREHOLDERS July 31, 1998


DEAR SHAREHOLDER:

For the fiscal year ended July 31, 1998, TCW/DW Total Return Trust's Class B shares returned 8.25 percent, compared with 19.28 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and 11.17 percent for the Lipper Growth and Income Funds Index. During the same period, the Fund's Class A, C and D shares posted total returns of 8.94 percent, 8.12 percent and 9.20 percent, respectively. The performance of the Fund's four share classes varies since each class has different expenses.

The accompanying chart illustrates the growth of a hypothetical $10,000 investment in the Fund's Class B shares from inception (November 30, 1994) through the fiscal year ended July 31, 1998, versus similar hypothetical investments in the issues that comprise the S&P 500 and the Lipper Growth and Income Funds Index.

The Fund's recent performance has been negatively impacted by its ownership of several aerospace/defense stocks. Our rationale for investing in these companies is multifaceted and based on long-term goals. With respect to the commercial aircraft sector, TCW Funds Management, Inc. (TCW), believes that demand for convenient, comfortable and cost-efficient air transportation will continue to rise despite interim events, such as the current malaise caused by the Asian Financial Flu. Regarding the defense sector, pressure to enhance our inventory of weaponry is again mounting -- after years of apparent apathy -- in recognition of the increasing antagonism among many nations, but particularly against the United States. Finally, relating to the space sector, the need for more dependable systems for transmitting information globally on a timely basis -- be it for business, personal or military purposes -- is now regarded as crucial. We believe that these make for a powerful argument for investing in these sectors.


MARKET COMMENTARY

The U.S. economy continues to perform well. Gross domestic product (GDP) growth slowed in the second quarter of 1998 to 1.6 percent from

TCW/DW TOTAL RETURN TRUST
LETTER TO THE SHAREHOLDERS July 31, 1998, continued

5.5 percent in the first quarter, but at least 0.5 percent of the slowdown was due to the General Motors strike. Meanwhile, unemployment, another broad indicator of economic health, stands at 4.5 percent, only 0.2 percent above its 20-year low. This strength of the U.S. economy is the result of several factors. The U.S. economy is consumer based and not heavily dependent on exports. Spending on consumer products accounts for three-quarters of GDP versus only one-eighth for exports. Also, the United States has the largest, most efficient capital markets, which, along with the dollar's reserve-currency status, makes the U.S. Treasury market an excellent port in the storm of world financial instability. Simultaneously, the U.S. budget deficit has swung from a large-deficit position to one with a moderate surplus, owing to spending restraints and strong tax revenue growth from the healthy real estate and financial markets. As a result, since the start of the Asian crisis in July 1997, interest rates on U.S. Treasury notes and bonds have fallen by more than 100 basis points, from the 6.0-6.5 percent range to a range of 5.0-5.5 percent, despite no change in the Federal-funds rate, which has been maintained at 5.5 percent since March 1997.

Given the heavy dependence of the United States on personal consumption, a drop in commodity prices and the lowering of interest rates has actually more than offset the initial decline in exports to emerging markets. Combined with the strong labor market, personal consumption spending boomed as real disposable income increased. In July and August, sales of lightweight vehicles which were restrained temporarily by the G.M. strike, reached a record level annual rate of almost 17 million in June. New and existing home sales are at record levels. Demand for all types of services, from leisure travel and accounting to stock brokerages, are robust. In addition, there is the ongoing desire of businesses to enhance productivity through investing in improved technology, and both Federal and municipal governments have improved their financial conditions. As a result, real final domestic sales; i.e., GDP excluding foreign trade and inventory adjustment, rose at a sizzling 6.5 percent annual rate from the second quarter of 1997 through the same quarter of 1998. In summary, despite all the concerns about slowing foreign economies, the evidence suggests that the U.S. economy is on solid ground.


PORTFOLIO STRUCTURE

Currently the Fund's portfolio is invested entirely in U.S. stocks. We will continue to invest in companies with attractive growth rates, improving returns on invested capital and attractive valuations. Specific industries the Fund is focused on are technology, aerospace, financial services and pharmaceuticals.

Among the technology companies held by the Fund are Microsoft, Intel, Hewlett-Packard, Cisco Systems, Motorola and Applied Materials. The demand for technology continues to expand due to improving productivity and the rapid growth of the Internet. New products from Intel and Microsoft will continue to stimulate industry demand.

TCW/DW TOTAL RETURN TRUST
LETTER TO THE SHAREHOLDERS July 31, 1998, continued

The aerospace and defense companies in the Fund's portfolio include Boeing, Hexcel, Sundstrand and Wyman-Gordon. Orders for commercial aircraft are increasing because of the need to replace old, inefficient aircraft. Concerns about Asia have hurt aerospace stocks thus far during 1998, and at current prices, TCW believes these stocks to be undervalued.

Financial service companies held by the Fund include IndyMac Mortgage Holdings, Merrill Lynch, Citicorp, Bank of America, Wells Fargo, American International Group, Marsh & McLennan, Charles Schwab and J. P. Morgan. The increasing savings rate in the United States is stimulating demand for insurance and investment products. Technology is lowering the cost of managing and distributing consumer financial products such as credit cards, home mortgage loans and mutual funds. As a result, the consumer benefits from better services at lower cost, which TCW believes will lead to more rapid industry growth.

The Fund's pharmaceutical holdings include Johnson & Johnson, Merck, Pfizer, Schering-Plough, Eli Lilly and Warner-Lambert. The industry is benefiting from the aging of the baby boomers and new product growth. We believe these stocks should do well in either a strong or weak economy.


LOOKING AHEAD

Although past forecasts have been consistently revised upward to show strong growth, there is now a growing sense of uncertainty and the outlook for 1999 could be worse than many economists expect. TCW believes a distinction has to be made between the strong fundamentals of the U. S. economy and the deteriorating outlook for emerging markets. Thus, TCW believes that real growth in 1998 will be 3.5 percent, representing another upward revision, because domestic spending has deteriorated only minimally in response to international events. For 1999, however, TCW expects a growth rate of 2.4 percent, which may well be revised downward if emerging markets do not improve.

The short-term outlook is more challenging today than in recent years. The recent market correction has produced returns more in line with historical averages for stocks. However, TCW believes the long-term outlook remains outstanding. U.S. companies will emerge stronger and more competitive than before. TCW will continue to manage TCW/DW Total Return Trust for long-term capital appreciation. Thank you for your confidence and support.

Very truly yours,

/s/ Charles A. Fiumfreddo

CHARLES A. FIUMEFREDDO
Chairman of the Board

TCW/DW TOTAL RETURN TRUST
FUND PERFORMANCE July 31, 1998


                           GROWTH OF $10,000 CLASS B

      DATE              TOTAL            S&P 500      LIPPER
============================================================
November 30, 1994      $10,000           $10,000     $10,000
============================================================
  July 31, 1995        $11,904           $12,610     $12,179
============================================================
  July 31, 1996        $12,883           $14,692     $13,778
============================================================
  July 31, 1997        $19,539           $22,342     $19,858
============================================================
  July 31, 1998        $20,951 (3)       $26,649     $22,075
============================================================


             Fund              S&P 500(4)             Lipper(5)
      -------           -------                -------

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. PERFORMANCE FOR CLASS A, CLASS C, AND CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.


                         AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------


                      CLASS B SHARES**
------------------------------------------------------------
PERIOD ENDED 7/31/98
----------------------------
1 Year                             8.25%(1)        3.25%(2)
Since Inception (11/30/94)        22.67%(1)       22.35%(2)


                     CLASS C SHARES++
-----------------------------------------------------------
PERIOD ENDED 7/31/98
---------------------------
1 Year                            8.12%(1)        7.12%(2)
Since Inception (7/28/97)        11.52%(1)       11.52%(2)



                     CLASS A SHARES+
-----------------------------------------------------------
PERIOD ENDED 7/31/98
---------------------------
1 Year                            8.94%(1)        3.22%(2)
Since Inception (7/28/97)        12.37%(1)        6.51%(2)


              CLASS D SHARES++
--------------------------------------------
PERIOD ENDED 7/31/98
---------------------------
1 Year                            9.20%(1)
Since Inception (7/28/97)        12.63%(1)


---------------
(1)      Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2)      Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3)      Closing value after the deduction of a 2% contingent deferred sales charge (CDSC), assuming a complete redemption on July 31, 1998.
(4)      The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of
         500 widely held common stocks. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(5)      The Lipper Growth and Income Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Growth and Income Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment.
         There are currently 30 funds represented in this Index.
 *       For periods of less than one year, the fund quotes its total return on a non-annualized basis.
**       The maximum CDSC for Class B shares is 5.00%. The CDSC declines to 0%
         after six years.
 +       The maximum front-end sales charge for Class A shares is 5.25%.
++       The maximum CDSC for Class C shares is 1% for shares redeemed within one year of purchase.
++       Class D shares have no sales charge.



TCW/DW TOTAL RETURN TRUST
PORTFOLIO OF INVESTMENTS July 31, 1998




      NUMBER OF
       SHARES                                                          VALUE
------------------                                              ------------------
                     COMMON STOCKS (99.2%)
                     Aircraft & Aerospace (6.4%)
 97,000              Boeing Co. .............................   $  3,764,812
 87,600              Coltec Industries, Inc.* ...............      1,494,675
161,400              Hexcel Corp.* ..........................      2,259,600
 44,700              Sundstrand Corp. .......................      2,338,369
                                                                ------------
                                                                   9,857,456
                                                                ------------
                     Banking (5.2%)
 17,400              BankAmerica Corp. ......................      1,561,650
 15,200              Citicorp ...............................      2,584,000
 11,100              Wells Fargo & Co. ......................      3,950,212
                                                                ------------
                                                                   8,095,862
                                                                ------------
                     Banks -- Money Center (1.0%)
 12,700              Morgan (J.P.) & Co., Inc. ..............      1,600,200
                                                                ------------
                     Beverages -- Soft Drinks (2.3%)
 24,700              Coca Cola Co. ..........................      1,992,981
 41,750              PepsiCo, Inc. ..........................      1,620,422
                                                                ------------
                                                                   3,613,403
                                                                ------------
                     Brokerage (6.0%)
 30,900              Marsh & McLennan Companies,
                     Inc. ...................................      1,886,831
 25,800              Merrill Lynch & Co., Inc. ..............      2,515,500
128,100              Schwab (CHARLES) Corp. .................      4,803,750
                                                                ------------
                                                                   9,206,081
                                                                ------------
                     Building Materials (1.4%)
101,500              Calmat Co. .............................      2,112,469
                                                                ------------
                     Chemicals -- Specialty (2.0%)
121,100              General Chemical Group Inc. ............      3,103,187
                                                                ------------
                     Communications -- Equipment &
                     Software (3.0%)
 49,050              Cisco Systems, Inc.* ...................      4,696,537
                                                                ------------
                     Computer Software (2.2%)
 31,000              Microsoft Corp.* .......................      3,408,062
                                                                ------------
                     Drugs (14.4%)
 63,700              Amgen Inc.* ............................      4,673,987
 21,200              Johnson & Johnson ......................      1,637,700
 60,400              Lilly (Eli) & Co. ......................      4,061,900
 18,000              Merck & Co., Inc. ......................      2,219,625
 28,200              Pfizer, Inc. ...........................      3,102,000
 29,900              Schering-Plough Corp. ..................      2,892,825
 47,100              Warner-Lambert Co. .....................      3,558,994
                                                                ------------
                                                                  22,147,031
                                                                ------------

      NUMBER OF
       SHARES                                                          VALUE
------------------                                              ------------------
                     Electrical Equipment (4.5%)
 34,200              Honeywell, Inc. ........................   $  2,866,387
249,200              Wyman-Gordon Co.* ......................      4,111,800
                                                                ------------
                                                                   6,978,187
                                                                ------------
                     Electronics -- Defense (2.3%)
 35,900              Hewlett-Packard Co. ....................      1,992,450
 27,800              Raytheon Co. (Class B) .................      1,537,687
                                                                ------------
                                                                   3,530,137
                                                                ------------
                     Electronics -- Semiconductors/
                     Components (11.8%)
 39,000              General Electric Co. ...................      3,483,188
 64,800              Intel Corp. ............................      5,467,500
 88,000              Motorola, Inc. .........................      4,598,000
 78,900              Texas Instruments, Inc. ................      4,679,756
                                                                ------------
                                                                  18,228,444
                                                                ------------
                     Financial (1.5%)
 13,500              Fannie Mae .............................        837,000
 32,000              Freddie Mac ............................      1,512,000
                                                                ------------
                                                                   2,349,000
                                                                ------------
                     Household Products (2.6%)
 61,100              Fort James Corp. .......................      2,062,125
 23,700              Procter & Gamble Co. ...................      1,881,188
                                                                ------------
                                                                   3,943,313
                                                                ------------
                     Insurance (3.9%)
 18,300              American International Group, Inc.            2,759,869
 55,100              Hartford Life, Inc. (Class A) ..........      3,188,913
                                                                ------------
                                                                   5,948,782
                                                                ------------
                     Lodging -- Hotels (3.0%)
183,300              Hilton Hotels Corp. ....................      4,616,869
                                                                ------------
                     Oil & Gas Products (1.3%)
122,800              Enron Oil & Gas Co. ....................      1,949,450
                                                                ------------
                     Oil -- Exploration & Production (1.3%)
113,400              Mitchell Energy & Development
                     Corp. (Class A) ........................      2,076,638
                                                                ------------
                     Oil -- Foreign (3.2%)
 13,600              Chevron Corp. ..........................      1,123,700
 54,600              Exxon Corp. ............................      3,828,825
                                                                ------------
                                                                   4,952,525
                                                                ------------
                     Oil Drilling & Services (1.9%)
217,900              ENSCO International, Inc. ..............      2,955,269
                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TOTAL RETURN TRUST
PORTFOLIO OF INVESTMENTS July 31, 1998, continued


   NUMBER OF
    SHARES                                                  VALUE
------------                                           ---------------
               Oil Integrated -- International (1.1%)
 32,400        Royal Dutch Petroleum Co.
               (Netherlands) .......................   $  1,652,400
                                                       ------------
               Oil Well Equipment & Service (0.4%)
 15,100        Halliburton Co. .....................        548,319
                                                       ------------
               Paper & Forest Products (0.0%)
    600        Weyerhaeuser Co. ....................         25,200
                                                       ------------
               Publishing -- Newspaper (0.5%)
 11,500        Tribune Co. .........................        773,375
                                                       ------------
               Real Estate Investment Trust (2.5%)
185,600        IndyMac Mortgage Holdings, Inc.......      3,909,200
                                                       ------------
               Restaurants (3.2%)
 34,700        McDonald's Corp. ....................      2,318,394
 74,810        TRICON Global Restaurants, Inc.*           2,646,404
                                                       ------------
                                                          4,964,798
                                                       ------------
               Retail -- Department Stores (2.4%)
 59,800        Wal-Mart Stores, Inc. ...............      3,774,875
                                                       ------------
               Retail -- General Merchandise (2.1%)
 72,920        Fred Meyer, Inc.* ...................      3,213,038
                                                       ------------
               Semiconductor Equipment (3.3%)
150,000        Applied Materials, Inc.* ............      5,015,625
                                                       ------------
               Wholesale Distributor (2.5%)
 78,100        Supervalu, Inc. .....................      3,870,831
                                                       ------------
               TOTAL COMMON STOCKS
               (Identified Cost $127,223,755).......   $153,116,563
                                                       ------------



 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                 VALUE
-----------                                           ---------------
              SHORT-TERM INVESTMENT (0.6%)
              REPURCHASE AGREEMENT
 $    893     The Bank of New York 5.50%
              due 08/03/98 (dated 07/31/98;
              proceeds $893,378) (a)
              (Identified Cost $892,969) ..........   $    892,969
                                                      ------------


TOTAL INVESTMENTS
(Identified Cost $128,116,724) (b).....       99.8%     154,009,532

OTHER ASSETS IN EXCESS OF
LIABILITIES ...........................        0.2          314,423
                                             -----      -----------
NET ASSETS ............................      100.0%    $154,323,955
                                             =====     ============

--------------------------------
 *         Non-income producing security.
(a) Collateralized by $569,213 U.S. Treasury Bond 11.125% due 08/15/03 valued at $734,593 and $169,286 U.S. Treasury Note 7.75% due 11/30/99 valued at $176,234.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $34,611,294 and the aggregate gross unrealized depreciation is $8,718,486, resulting in net unrealized appreciation of $25,892,808.



                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TOTAL RETURN TRUST
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
July 31, 1998

ASSETS :
Investments in securities, at value
  (identified cost $128,116,724)...................................  $  154,009,532
Receivable for:
  Investments sold ................................................       1,436,571
  Shares of beneficial interest sold ..............................         689,137
  Dividends .......................................................         150,839
Deferred organizational expenses ..................................          40,503
Prepaid expenses and other assets .................................          43,369
                                                                     --------------
  TOTAL ASSETS ....................................................     156,369,951
                                                                     --------------
LIABILITIES :
Payable for:
  Investments purchased ...........................................         923,013
  Shares of beneficial interest repurchased .......................         831,121
  Plan of distribution fee ........................................         115,170
  Management fee ..................................................          62,069
  Investment advisory fee .........................................          41,380
Accrued expenses and other payables ...............................          73,243
                                                                     --------------
  TOTAL LIABILITIES ...............................................       2,045,996
                                                                     --------------
  NET ASSETS ......................................................  $  154,323,955
                                                                     ==============
COMPOSITION OF NET ASSETS :
Paid-in-capital ...................................................  $  120,657,014
Net unrealized appreciation .......................................      25,892,808
Accumulated undistributed net investment income ...................           3,083
Accumulated undistributed net realized gain .......................       7,771,050
                                                                     --------------
  NET ASSETS ......................................................  $  154,323,955
                                                                     ==============
CLASS A SHARES :
Net Assets ........................................................  $    1,254,354
Shares Outstanding (unlimited authorized, $.01 par value)..........          74,736
  NET ASSET VALUE PER SHARE .......................................  $        16.78
                                                                     ==============
  MAXIMUM OFFERING PRICE PER SHARE,
   (net asset value plus 5.54% of net asset value) ................  $        17.71
                                                                     ==============
CLASS B SHARES :
Net Assets ........................................................  $  152,358,435
Shares Outstanding (unlimited authorized, $.01 par value) .........       9,134,394
  NET ASSET VALUE PER SHARE .......................................  $        16.68
                                                                     ==============
CLASS C SHARES:
Net Assets ........................................................  $      699,874
Shares Outstanding (unlimited authorized, $.01 par value) .........          42,011
  NET ASSET VALUE PER SHARE .......................................  $        16.66
                                                                     ==============
CLASS D SHARES :
Net Assets ........................................................  $       11,292
Shares Outstanding (unlimited authorized, $.01 par value) .........             671
  NET ASSET VALUE PER SHARE .......................................  $        16.83
                                                                     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TOTAL RETURN TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended July 31, 1998

NET INVESTMENT INCOME :

INCOME
Dividends (net of $4,357 foreign withholding tax) .........   $ 1,707,676
Interest ..................................................       276,135
                                                              -----------
  TOTAL INCOME ............................................     1,983,811
                                                              -----------
EXPENSES
Plan of distribution fee (Class A shares) .................         1,129
Plan of distribution fee (Class B shares) .................     1,196,377
Plan of distribution fee (Class C shares) .................         4,605
Management fee ............................................       641,236
Investment advisory fee ...................................       427,491
Transfer agent fees and expenses ..........................       138,552
Registration fees .........................................        90,383
Shareholder reports and notices ...........................        50,834
Professional fees .........................................        49,780
Trustees' fees and expenses ...............................        38,711
Organizational expenses ...................................        30,313
Custodian fees ............................................        19,137
Other .....................................................        12,934
                                                              -----------
  TOTAL EXPENSES ..........................................     2,701,482
                                                              -----------
  NET INVESTMENT LOSS .....................................      (717,671)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN :
Net realized gain .........................................    10,549,425
Net change in unrealized appreciation .....................     1,702,988
                                                              -----------
  NET GAIN ................................................    12,252,413
                                                              -----------
NET INCREASE ..............................................   $11,534,742
                                                              ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TOTAL RETURN TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS



                                                          FOR THE YEAR     FOR THE YEAR
                                                             ENDED            ENDED
                                                         JULY 31, 1998    JULY 31, 1997*
                                                       ---------------- ----------------
INCREASE (DECREASE) IN NET ASSETS :
OPERATIONS :
Net investment income (loss) .........................   $   (717,671)    $    202,878
Net realized gain ....................................     10,549,425        7,872,093
Net change in unrealized appreciation ................      1,702,988       23,391,695
                                                         ------------     ------------
  NET INCREASE .......................................     11,534,742       31,466,666
                                                         ------------     ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM :
Net investment income
 Class B shares ......................................             --         (243,888)
Net realized gain
 Class A shares ......................................         (7,061)              --
 Class B shares ......................................     (9,224,024)      (5,079,906)
 Class C shares ......................................        (24,164)              --
 Class D shares ......................................           (712)              --
                                                         ------------     ------------
  TOTAL DIVIDENDS AND DISTRIBUTIONS ..................     (9,255,961)      (5,323,794)
                                                         ------------     ------------
Net increase from transactions in shares of beneficial
  interest ...........................................     34,945,345       42,432,561
                                                         ------------     ------------
  NET INCREASE .......................................     37,224,126       68,575,433
NET ASSETS :
Beginning of period ..................................    117,099,829       48,524,396
                                                         ------------     ------------
  END OF PERIOD
  (Including undistributed net investment income of
   $3,083 and $5,972, respectively) ..................   $154,323,955     $117,099,829
                                                         ============     ============

---------------------
*     Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TOTAL RETURN TRUST
NOTES TO FINANCIAL STATEMENTS July 31, 1998


1. ORGANIZATION AND ACCOUNTING POLICIES

TCW/DW Total Return Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is high total return from capital growth and income. The Fund seeks to achieve its objective by investing primarily in equity and equity-related securities issued by domestic and foreign companies. The Fund was organized as a Massachusetts business trust on June 29, 1994 and commenced operations on November 30, 1994. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:


A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by TCW Funds Management, Inc. (the "Adviser") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

TCW/DW TOTAL RETURN TRUST
NOTES TO FINANCIAL STATEMENTS July 31, 1998, continued

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Dividend income and other distributions are recorded on the ex-dividend date. Interest income is accrued daily.


C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are charged to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are allocated directly to the respective class.


D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.


E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


F. ORGANIZATIONAL EXPENSES -- Morgan Stanley Dean Witter Advisors Inc., formerly Dean Witter InterCapital Inc., an affiliate of Morgan Stanley Dean Witter Services Company Inc. (the "Manager"), paid the organizational expenses of the Fund in the amount of approximately $127,000 of which approximately $122,000 has been reimbursed. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.


2. MANAGEMENT AGREEMENT

Pursuant to a Management Agreement, the Fund pays the Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.45% to the net assets of the Fund determined as of the close of each business day.

TCW/DW TOTAL RETURN TRUST
NOTES TO FINANCIAL STATEMENTS July 31, 1998, continued

Under the terms of the Management Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.


3. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the annual rate of 0.30% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Investment Advisory Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.


4. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and

TCW/DW TOTAL RETURN TRUST
NOTES TO FINANCIAL STATEMENTS July 31, 1998, continued

telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $4,799,182 at July 31, 1998.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended July 31, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the year ended July 31, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $316,290 and $494, respectively and received $14,513 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended July 31, 1998 aggregated $154,729,887 and $130,352,065, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $13,289,711 and $13,535,242, respectively.

TCW/DW TOTAL RETURN TRUST
NOTES TO FINANCIAL STATEMENTS July 31, 1998, continued

For the year ended July 31, 1998, the Fund incurred brokerage commissions of $8,215 with Morgan Stanley & Co., Inc., an affiliate of the Manager, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Manager and Distributor, is the Fund's transfer agent. At July 31, 1998, the Fund had transfer agent fees and expenses payable of approximately $1,000.


6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:



                                                                   FOR THE YEAR                         FOR THE YEAR
                                                                      ENDED                                ENDED
                                                                  JULY 31, 1998                        JULY 31, 1997*
                                                        ----------------------------------   ----------------------------------
                                                             SHARES            AMOUNT             SHARES            AMOUNT
                                                        ---------------   ----------------   ---------------   ----------------
CLASS A SHARES
Sold ................................................          77,071      $   1,323,814               624      $      10,020
Reinvestment of distributions .......................             473              7,061                --                 --
Redeemed ............................................          (3,432)           (58,689)               --                 --
                                                               ------      -------------               ---      -------------
Net increase -- Class A .............................          74,112          1,272,186               624             10,020
                                                               ------      -------------               ---      -------------
CLASS B SHARES
Sold ................................................       3,642,674         60,041,237         3,902,145         54,982,768
Reinvestment of dividends and distributions .........         553,040          8,234,768           356,843          4,658,943
Redeemed ............................................      (2,117,176)       (35,250,499)       (1,245,479)       (17,266,663)
                                                           ----------      -------------        ----------      -------------
Net increase -- Class B .............................       2,078,538         33,025,506         3,013,509         42,375,048
                                                           ----------      -------------        ----------      -------------
CLASS C SHARES
Sold ................................................          42,555            699,553             2,311             37,473
Reinvestment of distributions .......................           1,578             23,504                --                 --
Redeemed ............................................          (4,433)           (76,116)               --                 --
                                                           ----------      -------------        ----------      -------------
Net increase -- Class C .............................          39,700            646,941             2,311             37,473
                                                           ----------      -------------        ----------      -------------
CLASS D SHARES
Sold ................................................              --                 --               624             10,020
Reinvestment of distributions .......................              47                712                --                 --
                                                           ----------      -------------        ----------      -------------
Net increase -- Class D .............................              47                712               624             10,020
                                                           ----------      -------------        ----------      -------------
Net increase in Fund ................................       2,192,397      $  34,945,345         3,017,068      $  42,432,561
                                                           ==========      =============        ==========      =============

---------------
* For Class A, C and D shares, for the period July 28, 1997 (issue date) through July 31, 1997.


7. FEDERAL INCOME TAX STATUS

At July 31, 1998, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, accumulated undistributed net realized gain was charged and accumulated undistributed net investment income was credited $714,782.

TCW/DW TOTAL RETURN TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                                                                              FOR THE PERIOD
                                                                FOR THE YEAR ENDED JULY 31,                 NOVEMBER 30, 1994*
                                                    ---------------------------------------------------           THROUGH
                                                         1998++           1997**             1996              JULY 31, 1995
                                                    ---------------   --------------   ----------------   ----------------------
CLASS B SHARES
PER SHARE OPERATING PERFORMANCE :
Net asset value, beginning of period ............        $    16.59     $   12.00         $  11.75            $    10.00
                                                         ----------     ---------         ----------          -----------
Net investment income (loss) ....................           ( 0.08)          0.04             0.15                  0.21
Net realized and unrealized gain ................             1.31           5.81             0.80                  1.68
                                                         ----------     ---------         ----------          -----------
Total from investment operations ................             1.23           5.85             0.95                  1.89
                                                         ----------     ---------         ----------          -----------
Less dividends and distributions from:
 Net investment income ..........................               --           (0.06)          (0.21)                (0.14)
 Net realized gain ..............................            (1.14)          (1.20)          (0.49)                   --
                                                         ----------     ----------        ----------          -----------
Total dividends and distributions ...............            (1.14)          (1.26)          (0.70)                (0.14)
                                                         ----------     ----------        ----------          -----------
Net asset value, end of period ..................        $    16.68     $   16.59         $  12.00            $    11.75
                                                         ==========     ==========        ==========          ===========
TOTAL INVESTMENT RETURN + .......................              8.25 %       51.66%            8.23%                19.04%(1)
RATIOS TO AVERAGE NET ASSETS
Expenses ........................................              1.90 %        2.05%            1.98%(3)              0.94%(2)(3)
Net investment income (loss) ....................             (0.50)%        0.28%            1.30%(3)              3.19%(2)(3)
SUPPLEMENTAL DATA :
Net assets, end of period, in thousands .........          $152,358      $117,041          $48,524               $36,018
Portfolio turnover rate .........................                93 %         198%             261%                   91%(1)

-------------
*     Commencement of operations.

** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Not annualized.

(2)   Annualized.

(3) If the Fund had borne all of its expenses that were reimbursed or waived by the Manager and Adviser, the above annualized expense and net investment income ratios would have been 2.21% and 1.07%, respectively, for the year ended July 31, 1996 and 2.66% and 1.47%, respectively, for the period ended July 31, 1995.


                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TOTAL RETURN TRUST
FINANCIAL HIGHLIGHTS, continued


                                                                           FOR THE PERIOD
                                                         FOR THE YEAR      JULY 28, 1997*
                                                            ENDED             THROUGH
                                                       JULY 31, 1998++     JULY 31, 1997
-----------------------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE :
Net asset value, beginning of period ..............    $ 16.59               $  16.07
                                                       -------               --------
Net investment income (loss) ......................    ( 0.01)                   0.01
Net realized and unrealized gain ..................      1.34                    0.51
                                                       -------               --------
Total from investment operations ..................      1.33                    0.52
                                                       -------               --------
Less distributions from net realized gain .........    ( 1.14)                     --
                                                       -------               --------
Net asset value, end of period ....................    $ 16.78               $  16.59
                                                       =======               ========
TOTAL INVESTMENT RETURN+ ..........................       8.94 %                 3.24%(1)
RATIOS TO AVERAGE NET ASSETS
Expenses ..........................................       1.31 %                 1.31%(2)
Net investment income (loss) ......................      (0.07)%                 4.08%(2)
SUPPLEMENTAL DATA :
Net assets, end of period, in thousands ...........     $1,254                    $10
Portfolio turnover rate ...........................         93 %                  198%
CLASS C SHARES
PER SHARE OPERATING PERFORMANCE :
Net asset value, beginning of period ..............    $ 16.59                $ 16.07
                                                      --------               -----------
Net investment income (loss) ......................      (0.12)                  0.01
Net realized and unrealized gain ..................       1.33                   0.51
                                                      --------               -----------
Total from investment operations ..................       1.21                   0.52
                                                      --------               -----------
Less distributions from net realized gain .........      (1.14)                    --
                                                      --------               -----------
Net asset value, end of period ....................    $ 16.66                $ 16.59
                                                      ========               ===========
TOTAL INVESTMENT RETURN + .........................       8.12 %                 3.24%(1)
RATIOS TO AVERAGE NET ASSETS
Expenses ..........................................       2.06 %                 2.06%(2)
Net investment income (loss) ......................      (0.70)%                 2.75%(2)
SUPPLEMENTAL DATA :
Net assets, end of period, in thousands ...........      $ 700                    $38
Portfolio turnover rate ...........................         93 %                  198%

--------------
*     The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized
(2)   Annualized


                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TOTAL RETURN TRUST
FINANCIAL HIGHLIGHTS, continued


                                                                           FOR THE PERIOD
                                                         FOR THE YEAR      JULY 28, 1997*
                                                            ENDED             THROUGH
                                                       JULY 31, 1998++     JULY 31, 1997
-----------------------------------------------------------------------------------------
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE :
Net asset value, beginning of period ..............       $ 16.59            $  16.07
                                                          -------            --------
Net investment income .............................          0.06                0.01
Net realized and unrealized gain ..................          1.32                0.51
                                                          -------            --------
Total from investment operations ..................          1.38                0.52
                                                          -------            --------
Less distributions from net realized gain .........         (1.14)                 --
                                                          --------           --------
Net asset value, end of period ....................       $ 16.83            $  16.59
                                                          ========           ========
TOTAL INVESTMENT RETURN + .........................          9.20%               3.24%(1)
RATIOS TO AVERAGE NET ASSETS
Expenses ..........................................          1.06%              1.06%(2)
Net investment income .............................          0.34%              4.33%(2)
SUPPLEMENTAL DATA :
Net assets, end of period, in thousands ...........           $11                $10
Portfolio turnover rate ...........................            93%               198%

--------------
*     The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.

(2)   Annualized.


                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TOTAL RETURN TRUST
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF TCW/DW TOTAL RETURN TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TCW/DW Total Return Trust (the "Fund") at July 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
September 11, 1998

                      1998 FEDERAL TAX NOTICE (unaudited)

      For the year ended July 31, 1998, the Fund paid to its shareholders $0.32 per share from long-term capital gains. Of this $0.32 distribution, $0.29 is taxable as 28% rate gain and $.03 is taxable as 20% rate gain. For such period, 24.72% of the income paid qualified for the dividends received deduction available to corporations.

TRUSTEES
John C. Argue
Richard M. DeMartini
Charles A. Fiumfreddo
John R. Haire
Dr. Manuel H. Johnson
Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Shroeder
Marc I. Stern

OFFICERS
Charles A. Fiumfreddo
Chairman and Chief Executive Officer

Thomas E. Larkin, Jr.
President

Barry Fink
Vice President, Secretary and
General Counsel

James A. Tilton
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER
Morgan Stanley Dean Witter Services Company Inc.

ADVISER
TCW Funds Management, Inc.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceeded or accompanied by an effective prospectus.

TCW/DW

TOTAL RETURN
TRUST


                               [GRAPHIC OMITTED]


ANNUAL REPORT

JULY 31, 1998